Financial Risk Management and Fair Values of Financial Instruments	12 Months Ended
Dec. 31, 2025
Financial Risk Management and Fair Values of Financial Instruments [Abstract]
FINANCIAL RISK MANAGEMENT AND FAIR VALUES OF FINANCIAL INSTRUMENTS
4.	FINANCIAL RISK MANAGEMENT AND FAIR VALUES OF FINANCIAL INSTRUMENTS

Financial risk factors

The Group is exposed to various market risks including cryptocurrency risk, interest rate risk, investment risk and foreign currency risk, as well as credit risk and liquidity risk associated with financial assets and liabilities. The Group has designed and implemented various risk management strategies, discussed further below, to ensure the exposure to these risks is consistent with its risk tolerance and business objectives.

a.	Market risk

i.	Cryptocurrency risk

The Group is exposed to cryptocurrency risk as it yields cryptocurrencies from certain revenue arrangements. The Group recognizes revenue based on the spot fair value of cryptocurrencies on the day they are earned, but the value of the cryptocurrencies is subject to change on the date they are disposed of for fiat currency.

Cryptocurrency prices are affected by various forces including global supply and demand, interest rates, exchange rates, inflation or deflation and the global political and economic conditions. The profitability of the Group is highly correlated to the current and future market price of cryptocurrencies and a decline in the market prices for cryptocurrencies could negatively impact the Group’s future operations. In addition, the Group may not be able to liquidate its holdings of cryptocurrencies at its desired price if required, or, in extreme market conditions, the Group may not be able to liquidate its holdings of cryptocurrencies at all.

Cryptocurrencies have a limited history, and the fair value of cryptocurrencies has been very volatile. The historical performance of cryptocurrencies is not indicative of their future price performance. The cryptocurrencies involved in the Group’s operation are currently primarily based on Bitcoin and USDT. For the years ended December 31, 2025, 2024 and 2023, the Group does not use any derivative contracts to hedge its exposure to cryptocurrency risk, but management closely monitors the impact of the mainstream cryptocurrency exchange market on the change of exchange rates from cryptocurrency to fiat currency. To limits its exposure to cryptocurrency risk the Group applied a flexible internal strategy for either converting of cryptocurrencies it obtains through its principal business into fiat currency to support its operations as needs, or holding the cryptocurrencies to capture potential higher appreciation in value in the future.

ii.	Interest rate risk

The Group’s interest rate risk is primarily attributable to bank deposits, restricted cash and borrowings, including borrowings from a related party. Bank deposits, restricted cash and borrowings at variable rates and fixed rates expose the Group to cash flow interest rate risk and fair value interest rate risk respectively. Management closely monitors the fluctuation of such rates periodically.

iii.	Investment risk

The Group is exposed to investment risk from investment transactions such as the investment in financial assets at fair value through profit or loss. These investments are not principal-guaranteed, and the Group may suffer material loss from such investments. The Group monitors its investments closely and limits its exposure to the investment risk by including in its operation strategy the requirements to, with regard to the investment in financial assets at fair value through profit or loss, perform due diligence on the prospect investees to evaluate the business soundness before making an investment, and communicate regularly with the investee, review management report and the latest financial statements, if any, to evaluate the stage of investment and whether any action should be taken regarding the investment.

iv.	Foreign currency risk

The Group is exposed to foreign currency risk as it conducts transactions which give rise to payables and cash balances that are denominated in foreign currencies and the fair value or future cash flows of the Group’s financial instrument may fluctuate due to movement in foreign exchange rates of these foreign currencies. The volatility of exchange rates depends on many factors that the Group is not able to accurately forecast. Management is closely monitoring the Group’s exposure to currency risk and seeks to minimize its exposure to such risk. The Group was not exposed to material foreign currency risk during the years ended December 31, 2025, 2024 and 2023.

b.	Credit risk

Credit risk refers to the risk that a counterparty will default on its contractual obligations resulting in a financial loss to the Group. Credit risk arises mainly from cash deposited in the banks and cryptocurrencies held in custody, trade receivables and amounts due from related parties, including cryptocurrency receivables.

Cash deposited in the banks

To manage risk arising from cash, cash equivalents and restricted cash, the Group only transacts with reputable financial institutions. There has been no recent history of default in relation to these financial institutions.

Cryptocurrencies held in custody

For the years ended December 31, 2025, 2024 and 2023, substantially all of the Group’s cryptocurrencies are stored in wallets held in the custody of Matrix Finance and Technologies Holding Company (“Matrixport Group”, rebranded as the “BIT Group”), a related party. To limit exposure to credit risk relating to cryptocurrencies under custody, the Group evaluates the system security design of the custody service provider and regularly reviews the exposure of cryptocurrencies held in custody. The Group has further implemented internal controls to ensure the appropriate access to the cryptocurrencies under custody. The Group expects that there is no significant credit risk from non-performance by BIT Group.

However, Bitcoin and other blockchain-based cryptocurrencies have been, and may in the future be, subject to security breaches, cyberattacks, or other malicious activities. A successful security breach or cyberattack could result in a partial or total loss of the Group’s cryptocurrencies and such a loss could have a material adverse effect on the Group’s financial condition and results of operations.

Trade receivables

The Group’s exposure to credit risk is influenced mainly by the individual characteristics of each customer. However, the Group also considers the factors that may influence the credit risk of the customer base, including the customers’ financial condition.

The Group has a receivables management process that facilitates initial and ongoing analysis of customer creditworthiness individually. This analysis comprises payment frequency and timeliness, payment method and payment amount. For customers with relatively short history, the Group limits its exposure to credit risk by collecting deposits from these customers, which will be used to offset against outstanding trade receivables in case of default.

Amounts due from a related party

The Group’s receivable from BIT Group, including cryptocurrency receivables used as collateral in connection with the borrowing arrangements, is subject to similar financial risk management procedures as its cryptocurrencies held in custody and trade receivables.

c.	Liquidity risk

Liquidity risk arises in situations where the Group has difficulties in fulfilling financial liabilities when they become due.

Prudent liquidity risk management implies maintaining sufficient cash in order to meet the Group’s financial obligations. The Group manages its liquidity risk by monitoring cash flow generated from operations and available borrowing capacity, and by managing the maturity profiles of its long-term loans. Certain borrowings of the Group may be settled using cryptocurrency at the option of the Group; however, the underlying contractual obligations remain denominated in USD. Therefore, the maturity analysis is presented based on contractual undiscounted cash flows in USD.

The following is the maturity profile of the Group’s financial liabilities based on contractual undiscounted payments (including interest payments computed using contracted rates or, if floating, based on rates current at the end of each reporting period presented):

	At December 31, 2025
In thousands of USD	Within 1 year or on-demand	More than 1 year but less than 2 years	More than 2 years but less than 5 years	More than 5 years	Total	Carrying amount
Trade payables	119,818	-	-	-	119,818	119,818
Other payables and accruals	54,655	-	163	2,250	57,068	57,068
Amounts due to a related party	4,340	-	-	-	4,340	4,340
Borrowings and derivative liabilities	68,238	44,794	323,889	800,462	1,237,383	980,345
Borrowings from a related party	319,893	256,479	-	-	576,372	521,831
Lease liabilities	13,562	14,410	41,776	50,426	120,174	98,206
	580,506	315,683	365,828	853,138	2,115,155	1,781,608
	At December 31, 2024
In thousands of USD	Within 1 year or on-demand	More than 1 year but less than 2 years	More than 2 years but less than 5 years	More than 5 years	Total	Carrying amount
Trade payables	31,471	-	-	-	31,471	31,471
Other payables and accruals	40,617	112	53	1,485	42,267	42,267
Amount due to a related party	8,747	-	-	-	8,747	8,747
Borrowings and derivative liabilities	39,975	29,309	585,794	-	655,078	905,262
Lease liabilities	8,655	8,807	27,105	55,693	100,260	78,133
	129,465	38,228	612,952	57,178	837,823	1,065,880

Fair value measurement

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair values are estimated at a specific point in time, by discounting expected cash flows at rates for assets and liabilities of the same remaining maturities and conditions. These estimates are subjective in nature and involve uncertainties and significant judgment, and therefore, cannot be determined with precision. Changes in assumptions could significantly affect the estimates.

The Group uses the following hierarchy for determining and disclosing the fair value of financial instruments by valuation techniques:

●	Level 1 valuation: unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date.

●	Level 2 valuation: inputs, other than quoted prices included within Level 1, that are observable for the asset or liability, either directly or indirectly.

●	Level 3 valuation: fair value measured using significant unobservable inputs.

The fair value hierarchy also requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

As of December 31, 2025 and 2024, except for the investments in financial assets at fair value through profit or loss, cryptocurrency-settled receivables and payables, USDC, cryptocurrencies – receivables, derivative assets and liabilities, substantially all of the Group’s financial assets and financial liabilities are carried at amortized costs and the carrying amounts approximate their fair values.

The fair value of financial instruments traded in active markets is determined with reference to quoted market prices at the end of the reporting period. A market is regarded as active if quoted prices are readily and regularly available from an exchange, dealer, broker, industry group, pricing service, or regulatory agency, and those prices represent actual and regularly occurring market transactions on an arm’s length basis. These instruments are included in Level 1.

The fair value of financial instruments that are not traded in an active market is determined by using valuation techniques. These valuation techniques maximize the use of observable market data where it is available and rely as little as possible on entity specific estimates. If all significant inputs required for evaluating the fair value of a financial instrument are observable, the instrument is included in Level 2. If one or more of the significant inputs are not based on observable market data, the instrument is included in Level 3.

The Group’s finance department performs valuations of financial instruments. The finance department reports directly to the chief financial officer and discusses valuation processes and results with the chief financial officer in order to comply with the Group’s accounting and reporting requirements.

The valuation procedures applied include consideration of recent transactions in the same security or financial instrument, recent financing of the investee companies, economic and market conditions, current and projected financial performance of the investee companies, and the investee companies’ management team as well as potential future strategies to realize the investments. Certain information used in the valuation procedures is obtained through the assistance of independent third-party valuation firm.

The fair value measurement hierarchy for the Group’s financial instruments measured at fair value is as follows:

In thousands of USD	Valuation technique(s) and key input	December 31, 2025	Level 1	Level 2	Level 3
USDC	Quoted price	2	2	-	-
Cryptocurrency-settled receivables	Quoted price	1,921	1,921	-	-
Cryptocurrencies - receivables	Quoted price	135,558	135,558	-	-
Investment A, B, D and E in unlisted equity instrument	Net asset value	22,781	-	-	22,781
Investment F, I, K and M in unlisted equity instrument	Recent transaction price	6,928	-	-	6,928
Investment C in unlisted equity instrument	Guideline company method	9,600	-	-	9,600
Investment G in unlisted debt instrument	Recent transaction price	1,100	-	-	1,100
Investment H in unlisted debt instrument	Recent transaction price	3,000	-	-	3,000
Investment J and L in listed equity instrument	Quoted price	876	876	-	-
Cryptocurrency-settled payables	Quoted price	24,775	24,775	-	-
Derivative assets	Binomial model	31,857	-	-	31,857
Derivative liabilities	Binomial model	501,085	-	-	501,085

In thousands of USD	Valuation technique(s) and key input	December 31, 2024	Level 1	Level 2	Level 3
USDC	Quoted price	2	2	-	-
Cryptocurrency-settled receivables	Quoted price	974	974	-	-
Investment A, B, D and E in unlisted equity instrument	Net asset value	24,595	-	-	24,595
Investment F, I and J in unlisted equity instrument	Recent transaction price	3,102	-	-	3,102
Investment C in unlisted equity instrument	Market calibration method	10,284	-	-	10,284
Investment G in unlisted debt instrument	Net asset value	1,000	-	-	1,000
Investment H in unlisted debt instrument	Binomial model	3,540	-	-	3,540
Cryptocurrency-settled payables	Quoted price	21,372	21,372	-	-
Derivative liabilities	Binomial model	763,939	-	-	763,939

For the year ended December 31, 2025, the Group transferred approximately US$0.5 million from Level 3 to Level 1 in the fair value hierarchy. Investment J was transferred from Level 3 to Level 1 following the availability of observable market prices upon the listing of the instrument. For the years ended December 31, 2024 and 2023, there was no transfer between levels.

The following table presents the changes in Level 3 financial instruments for the years ended December 31, 2025, 2024 and 2023:

In thousands of USD	Unlisted equity instruments and debt instruments	Derivative assets	Derivative liabilities
At January 1, 2023	60,959	-	-
Additions	4,400	-	-
Disposals	(31,111)	-	-
Net fair value changes recognized in profit or loss	3,527	-	-
At December 31, 2023	37,775	-	-
Additions	2,776	-	351,609
Derecognition of derivative liabilities on conversion	-	-	(85,837)
Net fair value changes recognized in profit or loss	1,970	-	498,167
At December 31, 2024	42,521	-	763,939
Additions	4,426	35,400	403,509
Transfer from Level 3 to Level 1	(500)	-	-
Derecognition of derivative liabilities on conversion	-	-	(221,502)
Net fair value changes recognized in profit or loss	(3,038)	(3,543)	(444,861)
At December 31, 2025	43,409	31,857	501,085